                                                                      Exhibit 16


                       NUVEEN FLAGSHIP MULTISTATE TRUST IV

                                -----------------

                                POWER OF ATTORNEY

                                -----------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced trusts, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, ALAN G. BERKSHIRE, and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and affix her seal thereto and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 18th day of December, 1998.



                                                    /s/ Anne E. Impellizzeri
                                                    ----------------------------
                                                    Anne E. Impellizzeri



STATE OF ILLINOIS             )
                              )SS
COUNTY OF COOK                )


On this 18th day of December, 1998, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                             /s/ Virginia L. Corcoran
Notary Public, State of Illinois                 ------------------------------
My Commission Expires:  10/27/01                 Notary Public

                       NUVEEN FLAGSHIP MULTISTATE TRUST IV



                                -----------------

                                POWER OF ATTORNEY

                                -----------------




KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced trusts, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, ALAN G. BERKSHIRE, and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and affix her seal thereto and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 18th day of December, 1998.




                                               /s/ Judith M. Stockdale
                                               ---------------------------------
                                               Judith M. Stockdale



STATE OF ILLINOIS          )
                           )SS
COUNTY OF COOK             )

On this 18th day of December, 1998, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                              /s/ Virginia L. Corcoran
Notary Public, State of Illinois                  ------------------------------
My Commission Expires:  10/27/01                  Notary Public

                       NUVEEN FLAGSHIP MULTISTATE TRUST IV


                                -----------------

                                POWER OF ATTORNEY

                                -----------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced trusts, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, ALAN G. BERKSHIRE, and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 18th day of December, 1998.



                                              /s/ Robert P. Bremner
                                              ----------------------------------
                                              Robert P. Bremner



STATE OF ILLINOIS          )
                           )SS
COUNTY OF COOK             )

On this 18th day of December, 1998, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                              /s/ Virginia L. Corcoran
Notary Public, State of Illinois                  ------------------------------
My Commission Expires:  10/27/01                  Notary Public

                       NUVEEN FLAGSHIP MULTISTATE TRUST IV


                                -----------------

                                POWER OF ATTORNEY

                                -----------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced trusts, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, ALAN G. BERKSHIRE, and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 18th day of December, 1998.





                                             /s/ Lawrence H. Brown
                                             -----------------------------------
                                             Lawrence H. Brown





STATE OF ILLINOIS           )
                            )SS
COUNTY OF COOK              )

On this 18th day of December, 1998, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                              /s/ Virginia L. Corcoran
Notary Public, State of Illinois                  ------------------------------
My Commission Expires:  10/27/01                  Notary Public

                       NUVEEN FLAGSHIP MULTISTATE TRUST IV


                                -----------------

                                POWER OF ATTORNEY

                                -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced trusts, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ALAN G. BERKSHIRE, and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 18th day of December, 1998.



                                                  /s/ Anthony T. Dean
                                                  ------------------------------
                                                  Anthony T. Dean



STATE OF ILLINOIS             )
                              )SS
COUNTY OF COOK                )


On this 18th day of December, 1998, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                              /s/ Virginia L. Corcoran
Notary Public, State of Illinois                  ------------------------------
My Commission Expires:  10/27/01                  Notary Public

                       NUVEEN FLAGSHIP MULTISTATE TRUST IV



                                -----------------

                                POWER OF ATTORNEY

                                -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced trusts, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, ALAN G. BERKSHIRE, and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 18th day of December, 1998.



                                                  /s/ Peter R. Sawers
                                                  ------------------------------
                                                  Peter R. Sawers




STATE OF ILLINOIS             )
                              )SS
COUNTY OF COOK                )

On this 18th day of December, 1998, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                              /s/ Virginia L. Corcoran
Notary Public, State of Illinois                  ------------------------------
My Commission Expires:  10/27/01                  Notary Public

                       NUVEEN FLAGSHIP MULTISTATE TRUST IV



                                -----------------

                                POWER OF ATTORNEY

                                -----------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced trusts, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, ALAN G. BERKSHIRE, and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 18th day of December, 1998.



                                           /s/ William J. Schneider
                                           -------------------------------------
                                           William J. Schneider



STATE OF ILLINOIS          )
                           )SS
COUNTY OF COOK             )

On this 18th day of December, 1998, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                              /s/ Virginia L. Corcoran
Notary Public, State of Illinois                  ------------------------------
My Commission Expires:  10/27/01                  Notary Public

                       NUVEEN FLAGSHIP MULTISTATE TRUST IV



                                -----------------

                                POWER OF ATTORNEY

                                -----------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced trusts, hereby constitutes and appoints ANTHONY T. DEAN, ALAN
G. BERKSHIRE, and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 18th day of December, 1998.



                                                  /s/ Timothy R. Schwertfeger
                                                  ------------------------------
                                                  Timothy R. Schwertfeger



STATE OF ILLINOIS          )
                           )SS
COUNTY OF COOK             )


On this 18th day of December, 1998, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                              /s/ Virginia L. Corcoran
Notary Public, State of Illinois                  ------------------------------
My Commission Expires:  10/27/01                  Notary Public